UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 29, 2015

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results from Operations and Financial Condition

On October 29, 2015, Tempur Sealy International, Inc. (the “Company”) issued a press release to announce its financial results for the quarter ended September 30, 2015 and revised financial guidance for 2015. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. A copy of the document titled “Earnings Call Presentation 3Q 2015” is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information in this report (including Exhibit 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director
On October 28, 2015, the Board of Directors of the Company (the “Board”) appointed Richard W. Neu to serve as a director, with a term expiring at the Company’s annual meeting of stockholders for the year 2016. There are no agreements or understandings between Mr. Neu and any other person pursuant to which he was appointed to the Board. Neither Mr. Neu nor his immediate family has been a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Neu’s appointment to and service on the Board and consistent with the compensation arrangements for non-employee directors as further described under the heading “Director Compensation” in the Company’s 2015 Proxy Statement filed with the SEC on March 16, 2015, Mr. Neu will receive an annual cash retainer, annual equity award grant and reasonable expense reimbursement for his service on the Board, with the value of the cash retainer and equity award reduced to 50% of the annual retainer and equity award to reflect pro ration for the period between October 28, 2015 and the 2016 annual meeting of stockholders.

The press release dated October 29, 2015 announcing Mr. Neu’s election to the Board is attached as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure

Earnings Release

The information furnished under Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2 furnished herewith) is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Project 650 Grants

On October 26, 2015 , the Company and certain senior executives (the “Senior Executives”) entered into 2015 Performance Restricted Stock Unit Agreements (“Project 650 PRSU Agreements”) pursuant to which the Company granted a total of 720,000 Performance Restricted Stock Units (“Project 650 PRSUs”). All of the Project 650 PRSUs will vest in full if the Company achieves Adjusted EBITDA (as defined in the Project 650 PRSU Agreements) for 2017 greater than $650 million. In addition, if this target is not met in 2017 but the Company achieves more than $650 million in Adjusted EBITDA for 2018, then one-third, or 240,000, of the total Project 650 PRSUs will vest, and the remaining Project 650 PRSUs shall be forfeited. If the Company does not achieve more than $650 million of Adjusted EBITDA in either 2017 or 2018, then all of the Project 650 PRSUs will be forfeited. If the employment of any Senior Executive with the Company terminates for any reason prior to December 31, 2017, all of the Project 650 PRSUs awarded to that Senior Executive will be forfeited. In addition, if a change of control occurs prior to December 31, 2017, all of the Project 650 PRSUs will be converted into time-based restricted stock units vesting on December 31, 2018, subject to accelerated vesting and forfeiture in certain circumstances set forth in the Project 650 PRSU Agreements. The Senior Executives receiving the Project 650 PRSUs do not include Mr. Scott L. Thompson, who received an award of 620,000 Project 650 PRSUs in September 2015 in connection with his joining the Company as Chairman and Chief Executive Officer. The Project 650 PRSUs awarded to the Senior Executives are in substantially the same form as the Project 650 PRSUs awarded to Mr. Thompson.

The foregoing is a summary of certain provisions of the Project 650 PRSU Agreements. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Project 650 PRSU Agreement attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by this reference.

Except for Exhibit 10.1, the information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibit

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated October 29, 2015, titled “Tempur Sealy Reports Third Quarter 2015 Results”
99.2	Document titled "Earnings Call Presentation 3Q 2015"
99.3	Press Release dated October 29, 2015, titled "Tempur Sealy Names Richard W. Neu as Director"
10.1	Form of Project 650 PRSU Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2015

Tempur Sealy International, Inc.

By:	/s/ Barry A. Hytinen
Name:	Barry A. Hytinen
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 29, 2015, titled “Tempur Sealy Reports Third Quarter 2015 Results”
99.2	Document titled "Earnings Call Presentation 3Q 2015"
99.3	Press Release dated October 29, 2015, titled "Tempur Sealy Names Richard W. Neu as Director"
10.1	Form of Project 650 PRSU Agreement